Note 16 - Common Stock	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Common Stock [Text Block]
16.	Common stock

During the year ended  December 31, 2020, the Company issued 44,900 common shares to the Company’s directors and officers and employees of the Manager in connection with its equity incentive plan (Note 10).

During the year ended December 31, 2021, following the Company’s prospectus supplement filed with the SEC on  June 10, 2021, as further supplemented by the prospectus dated  October 12, 2021, the Company issued and sold at-the-market (ATM) 341,017 shares of common stock for gross proceeds net of commissions of $9.98 million.

On  June 4, 2021, the Company received notice from Ergina, which had provided EuroDry with a loan of $6.0 million in  May 2021, whereby Ergina exercised its right to convert part of the outstanding balance of the loan of $3.3 million into common shares of the Company as per the terms of the loan. As a result, the Company issued 180,308 common shares to Ergina. The conversion price was the lowest closing price over the fifteen business days prior to the conversion notice as per the terms of the loan (see Note 6).

During the year ended  December 31, 2021, the Company issued 49,650 common shares to the Company’s directors and officers and employees of the Manager in connection with its equity incentive plan (Note 10).

During the year ended December 31, 2022, following the Company’s prospectus supplement filed with the SEC on  June 10, 2021, as further supplemented by the prospectus dated  October 12, 2021, the Company issued and sold at-the-market (ATM) 65,130 shares of common stock for gross proceeds net of commissions of $2.69 million.

On August 8, 2022, the Company announced that its Board of Directors has approved a share repurchase program for up to a total of $10 million of the Company's common stock. The Board will review the program after a period of 12 months. Share repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of purchases under the program will be determined by management based upon market conditions and other factors. The program does not require the Company to purchase any specific number or amount of shares and  may be suspended or reinstated at any time at the Company's discretion and without notice. During the year ended December 31, 2022, the Company under its share repurchase program repurchased and cancelled 140,301 common shares, in open market transactions, for an aggregate consideration of approximately $2.0 million.

During the year ended  December 31, 2022, the Company issued 58,600 common shares to the Company’s directors and officers and employees of the Manager in connection with its equity incentive plan (Note 10).